Income Taxes - Schedule of Reconciliation of Effective Tax Rate to Statutory Federal Rate (Detail) - USD ($)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Income Tax Disclosure [Abstract]
Statutory federal income tax benefit	(21.00%)	(21.00%)
Permanent items	(0.04%)	0.01%
Foreign rate differential	0.01%	(0.02%)
State taxes, net of federal tax benefit	(1.74%)	0.60%
Change in valuation allowance	23.01%	22.23%
R&D credit	$ (0.0024)	$ (0.0190)
Other		0.07%
Effective tax rate	0.00%	0.00%